Business combination	6 Months Ended
Jun. 30, 2018
Business combination [Abstract]
Business combination
8.	Business combination

The Company holds an ownership interest of 50% in CGR Catanduva – Centro de Gerenciamento de Resíduos Ltda. (“Catanduva”), through its subsidiary Geo Vision Soluções Ambientais e Energia S.A. (“Geovision”), which, prior to obtaining control as described below, was accounted for under the equity method.

On January 2, 2017, the shareholders of Catanduva agreed to amend its articles of incorporation, as follows:

a)      Dissolution of the Board of Directors, which will be replaced by a CEO, a financial manager, a commercial manager and an operational manager; and
b)      The CEO will be appointed by Geovision.

These amendments were effective on May 31, 2017. As a result of the amendments, the Company obtained control of Catanduva, through the ability to direct its relevant activities and affect its returns. Upon obtaining control the Company applied IFRS 3 – Business Combinations.

The Company has elected to measure the non-controlling interests in the acquiree at the proportionate share of the fair value of net identifiable assets acquired.

Fair value of assets acquired and liabilities assumed

The fair value of the identifiable assets and liabilities of Catanduva as of May 31, 2017 were as follows:

Fair value
ASSETS

Cash and cash equivalents	1,513
Accounts receivable	2,280
Taxes recoverable	3,025
Other credits	22
Property, plant and equipment	14,125
Intangible assets - customer relationship	2,195
Total assets	23,160

LIABILITIES

Trade payables	(296)
Loans and financing	(544)
Tax installments	(5,900)
Taxes payables	(1,858)
Other liabilities	(1,373)
Deferred taxes liability	(746)
Total liabilities	(10,717)

Total identifiable net assets at fair value	12,443

Non-controlling interests at the proportionate share of the value of net identifiable assets acquired (50% of net assets)	(6,221)

The Company did not incur any significant acquisition related costs.